                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 9, 1995   (June 2, 1995)
                                                --------------------------------

                                    NRP INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  DELAWARE                              0-14315                 75-2050538
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)

8150 N. CENTRAL EXPWY., SUITE #795  DALLAS, TEXAS                  75206
- --------------------------------------------------------------------------------
(Address of executive offices)                                   (Zip Code)


Registrant's telephone number, including area code:     (214) 373-8662
                                                   -----------------------------


- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         On June 2, 1995 the Audit Committee of the Board of Directors of NRP Inc. unanimously approved the dismissal of Grant Thornton as the independent certified public accountants and auditors for NRP Inc. and its subsidiaries. Grant Thornton performed the audit for NRP Inc. and its subsidiaries for the fiscal years ending June 30, 1992 through the fiscal year ending June 30, 1994. In the previous two years, Grant Thornton's report on the financial statements of NRP Inc. did not contain an adverse opinion, nor a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles. Except as described below, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its report during NRP Inc.'s two most recent fiscal years and any subsequent interim period preceding this dismissal.

         With regard to the financial statements of the Registrant for the year ended June 30, 1993, there was an initial disagreement as to the amount of the deferred taxes to be recognized for net operating losses carried forward. Such disagreement, however, was resolved to the mutual satisfaction of Grant Thornton and the Registrant.

         With regard to the financial statements of the Registrant for the year ended June 30, 1994, there was an initial disagreement as to the accounting treatment for the recognition of a deferred tax asset for net operating loss carryforwards acquired in a business combination for which goodwill was recorded. Such disagreement, however, was resolved to the mutual satisfaction of Grant Thornton and the Registrant.

         Neither the Registrant's Audit Committee nor its Board of Directors discussed the subject matter of the above described disagreements with Grant Thornton. The Registrant has authorized Grant Thornton to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreements.

         Grant Thornton has provided the Registrant with a copy of a letter to the Commission stating that Grant Thornton agrees with the statements made in the preceding paragraphs. A copy of the letter from Grant Thornton is attached as Exhibit 16.1 to this Form 8-K. The Audit Committee's decision to dismiss Grant Thornton was unrelated to the initial disagreements described above.

         Also on June 2, 1995, the Audit Committee of the Board of Directors unanimously approved the appointment of the firm of Price Waterhouse to serve as the independent certified public accountants and auditors for NRP Inc. and its subsidiaries for the fiscal year ending June 30, 1995.

ITEM 7.  EXHIBITS.


         16.1 Letter from Grant Thornton addressed to Chief Accountant of Securities and Exchange Commission regarding dismissal as auditors for NRP Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 9, 1995                        NRP INC.
                                          ------------
                                          (Registrant)



                                           /s/  Jerry L. Sims, Jr.
                                          ------------------------------
                                          Jerry L. Sims, Jr.
                                          Secretary

                              INDEX TO EXHIBITS



       EXHIBIT     DESCRIPTION
       -------     -----------

         16.1 Letter from Grant Thornton addressed to Chief Accountant of Securities and Exchange Commission regarding dismissal as auditors for NRP Inc.